EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Avalon Oil and Gas, Inc., ("the Company") on Form 10-QSB for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Kent A. Rodriguez, as President and Principal Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934 (15 U.S.C. 78m or 78o (d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.


Date:  November 21, 2005




/ s / Kent A. Rodriguez
-----------------------
Kent A. Rodriguez
Title:  President and Principal Executive Officer